SELIGMAN
                            ----------
                             LARGE-CAP
                            VALUE FUND


                               [GRAPHIC OMITTED]

                                  Annual Report
                                December 31, 1999

                               [GRAPHIC OMITTED]

                                A VALUE APPROACH
                                 TO SEEKING THE
                              CAPITAL APPRECIATION
                                  POTENTIAL OF
                                LARGER COMPANIES



                                 [LOGO OMITTED]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 136 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.


[PHOTO OMITTED]
JAMES, JESSE, AND JOSEPH SELIGMAN, 1870

TABLE OF CONTENTS

To the Shareholders ..................................   1
Interview With Your Portfolio Managers ...............   2
Performance Overview .................................   4
Portfolio Overview ...................................   6
Portfolio of Investments .............................   8
Statement of Assets and Liabilities ..................  10
Statement of Operations ..............................  11
Statements of Changes in Net Assets ..................  12
Notes to Financial Statements ........................  13
Financial Highlights .................................  16
Report of Independent Auditors .......................  18
Board of Directors ...................................  19
Executive Officers AND For More Information ..........  20
Glossary of Financial Terms ..........................  21

TO THE SHAREHOLDERS

Nineteen ninety-nine was a challenging year for Seligman Large-Cap Value Fund. The Fund posted a total return of -2.68% based on the net asset value of Class A shares while the Russell 1000 Value Index posted a total return of 7.35% and the Standard & Poor's Composite Stock Price Index (S&P 500) posted a total return of 21.04%.

Despite stellar performances delivered by the popular US equity indices in 1999, the US market was once again extraordinarily narrow. Just over half the stocks in the S&P 500 had positive returns. The outsized returns of a few stocks also skewed the indices. Just seven stocks were responsible for half of the S&P 500's return; five of these were technology companies, with four of those delivering astounding triple-digit returns.

Large-capitalization growth and technology companies continued to dominate the market, while value stocks underperformed considerably. In such an environment, the Fund, which pursues companies based upon their valuations and fundamentals, lagged behind. The market was driven to an unprecedented degree by momentum, and in such a market, valuations and fundamentals are largely ignored.

During the past 12 months, the US and world economy remained strong and, by year-end, the global economic outlook was brighter than perhaps anyone had anticipated at the start of the year. Throughout 1999, the US economy showed few signs of slowing, triggering concerns regarding inflation. In response, the Federal Reserve Board increased the federal funds rate three times, completely reversing its 1998 rate cuts. The Federal Reserve Board's skillful watch over the economy, both in its response to the worldwide crisis of 1998 and its vigilance regarding inflation in 1999, has been a key contributor to the long-term health of this remarkable economy.

We think the economy will slow moderately in 2000, which would be positive for the long-term health of the stock market. As we look into the 21st century, we are optimistic, and believe that there are several long-term factors that may support equity prices for many years. First are global demographic trends. The fastest-growing segment of the population in the US and other developed countries is 45- to 64-year-olds, which is likely to increase its savings rate as its members mature. We believe that this will produce a groundswell of savings, which will be a significant support for equity prices in the coming years.

Second, despite the uptick in rates in 1999, we believe that the long-term trend is one of continued benign inflation and low interest rates -- a positive environment for the stock market. Third, the global economy has rebounded strongly since the 1998 financial crisis. We believe that this will continue, allowing investors to benefit from attractive overseas investment opportunities.

Finally, new technology has allowed the economy to become vastly more productive. This sector now accounts for approximately 25% of gross domestic product growth and approximately 40% of capital spending. Technology has been, and will continue to be, responsible for substantial changes in business activity, both in business-to-business, and business-to-consumer. However, while we are highly enthusiastic about the long-term benefits that technology will have for the economy, we are concerned that investment behavior in this area has become increasingly speculative. Nonetheless, technology is a positive factor in the continued expansion prospects for the global economy.

We believe that the market will broaden in 2000 to include a wider range of stocks. In 1999, as technology stocks and growth stocks soared, the market prices of many value stocks became increasingly attractive. We believe that investors will once again seek out companies with strong fundamentals and more reasonable valuations.

Thank you for your continued support of Seligman Large-Cap Value Fund. A discussion with your Fund's Portfolio Managers, as well as a performance overview and financial statements, including a portfolio of investments, follows this letter. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,


/s/ William C. Morris
---------------------
William C. Morris
Chairman

                                 /s/ Brian T. Zino
                                 -----------------
                                 Brian T. Zino
                                 President

February 11, 2000

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
NEIL T. EIGEN AND RICHARD S. ROSEN

Q: HOW DID SELIGMAN LARGE-CAP VALUE FUND PERFORM DURING THE 12 MONTHS ENDED DECEMBER 31, 1999?
A: For the fiscal year ended December 31, 1999, Seligman Large-Cap Value Fund posted a total return of -2.68% based on the net asset value of Class A shares. During the same period, the Russell 1000 Value Index returned 7.35% and the Standard & Poor's 500 Composite Stock Price Index (S&P 500) returned 21.04%.

Q:  WHY DID THE FUND UNDERPERFORM AGAINST THE S&P 500?
A: The outsized performance of a small number of stocks within the S&P 500 carried the performance of the entire Index for the year. The stocks that did well were primarily large-capitalization growth and technology stocks.

    Technology alone was responsible for nearly 70% of the S&P 500's return. Seligman Large-Cap Value Fund had, and continues to have, very low exposure to the technology industry because we believe that the vast majority of these stocks do not qualify as value stocks. Stock prices for these companies continued to rise over the course of the year, despite often poor fundamentals, including a consistent lack of earnings for many of these companies, and a continued rise in interest rates.

    Last year's market was, to a great extent, driven by momentum; a small number of stocks were being bought simply because their prices appeared to be on an upward trend. The rest of the market, and with it many attractively valued stocks, lagged behind.

    Despite the seemingly robust performance of the S&P 500, nearly half the stocks in the Index posted negative returns for the year, with value-style stocks trailing growth-style stocks to an unprecedented degree.

Q: WHAT FACTORS CONTRIBUTED TO THE FUND'S UNDERPERFORMANCE RELATIVE TO THE RUSSELL 1000 VALUE INDEX?
A: Seligman Large-Cap Value Fund's underperformance relative to the Russell 1000 Value Index was primarily the result of the Fund's lack of exposure to technology and telecommunications. These sectors, which were the strongest market performers during the fiscal year, represented a significant percentage of the Russell Index.

    In addition, some of the Fund's individual stock holdings delivered poor returns during the period. These stocks, which were within the Aerospace, Office Equipment, Food, and Packaging sectors, declined because of lower earnings expectations. In all these cases, we reduced, or completely eliminated, the Fund's exposure to these companies during the course of the fiscal year.

A TEAM APPROACH

Seligman Large-Cap Value Fund is managed by the Seligman Value Team, headed by Neil T. Eigen, who has over 30 years of experience as a value investor. Mr. Eigen and Richard S. Rosen are assisted in the management of the Fund by seasoned research professionals who are responsible for identifying reasonably valued large-capitalization companies with the potential for high returns on equity.


[PHOTO OMITTED]

VALUE TEAM: (FROM LEFT) NEVIS GEORGE (ADMINISTRATIVE ASSISTANT), MILTON RUBIN (CLIENT SERVICES), RICHARD S. ROSEN (CO-PORTFOLIO MANAGER), (SEATED) NEIL T. EIGEN (PORTFOLIO MANAGER), (NOT SHOWN) DAVID LEVY

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
NEIL T. EIGEN AND RICHARD S. ROSEN

Q:  WHAT WAS YOUR INVESTMENT STRATEGY DURING THE PERIOD UNDER REVIEW?
A: Our investment strategy remained consistent. We look for companies whose price-to-earnings ratios are lower than the overall market, and that we believe have the ability to become better companies in the future than they have been in the past. At the end of the year, we found several such opportunities in the energy sector.

    Despite a difficult 1999, we continue to favor the financial sector, since we think that many of these companies remain good values, and we forecast a better operating environment for this industry in the year 2000. We believe that interest rates, whose upward trend was so detrimental to these stocks in 1999, will stabilize.

    During fiscal year 1999, we eliminated or reduced some positions that had done well either because we did not believe the stock continued to represent good value or because the stock price had increased to a degree that the holding represented too large a percentage of the portfolio. We continually monitor the portfolio to ensure that no single holding is excessively overweighted and that the Fund remains well diversified.

Q:  WHAT IS YOUR OUTLOOK FOR 2000?
A: We are optimistic regarding the prospects for value stocks during the coming fiscal year. First, we do not believe that the type of market that prevailed in 1999 -- one in which economic and company-specific fundamentals were largely ignored -- can continue. Despite the stock market's runup over the past year, many good companies were left behind and are now trading at what we believe to be exceptionally attractive prices. We are convinced that it is only a matter of time before investors begin to pursue these relative bargains in the midst of a broader market that in some areas has become remarkably expensive.

    In addition to our conviction that value stocks are long overdue for market recognition, we believe that the economic environment also bodes well for value stocks. We forecast a slowing US economy, but a strengthening global economy. Value companies tend to be economically sensitive and thus perform well within a growing global economy. In addition, a more sedate US economy should allow interest rates to stabilize, which would further benefit value stocks.

PERFORMANCE OVERVIEW

   This chart compares a $10,000 hypothetical investment made in Seligman Large-Cap Value Fund since the commencement of operations on April 25, 1997, through December 31, 1999, to a $10,000 investment made in the Russell 1000 Value Index and Standard &Poor's 500 Composite Stock Price Index (S&P500) from April 30, 1997, to December 31, 1999. The results for Seligman Large-Cap Value Fund were determined with and without the initial 4.75% maximum sales charge for Class A shares, with the 3% contingent deferred sales charge ("CDSC") for Class B shares, and without the 1% CDSC for Class D shares, and assume that all distributions within the period are invested in additional shares. The performance of Class C shares is not shown in this chart but is included in the table on page 5. It is important to keep in mind that the Russell 1000 Value Index and the S&P500 exclude the effect of fees and sales charges.

[Figures below represent chart in printed form]

                 Class A          Class a           Class B         Class B         Russell 1000
                 With Sales Chg   w/out Sales Chg    with CDSC      without CDSC     value index     S&P 500
4/25/97          9520             10000             10000           10000
                 9613.33          10098             10098           10098           10000           10000
                 10173.3          10686.3           10672.3         10672.3         10559           10609
6/30/97          10813.3          11358.5           11330.5         11330.5         11012           11084.3
                 11813.3          12409             12381           12381           11840.1         11966.6
                 11333.3          11904.8           11862.7         11862.7         11418.6         11296.5
9/30/97          11813.3          12409             12366.9         12366.9         12108.3         11915.5
                 11360            11932.8           11890.8         11890.8         11770.4         11517.5
                 12119.7          12730.8           12660.8         12660.8         12290.7         12050.8
12/31/97         12307.9          12928.4           12846           12846           12649.5         12257.7
                 12335            12957             12874           12874           12471.1         12393.8
                 13432            14109             14011           14011           13310.4         13287.4
3/31/98          13906            14607             14494           14494           14125           13967.7
                 13973            14678             14551           14551           14219.6         14108.7
                 14095            14806             14664           14664           14009.2         13866.1
6/30/98          14000            14706             14565           14565           14188.5         14429
                 13621            14308             14167           14167           13938.8         14274.6
                 11319            11890             11766           11766           11864.7         12210.5
9/30/98          11509            12089             11950           11950           12545.7         12993.2
                 12768            13412             13258           13258           13518           14049.6
                 13662            14351             14167           14167           14148           14901
12/31/98         13732            14424             14238.7         14239           14629           15759.3
                 13691            14381.3           14181.5         14181.5         14746           16418
                 13321.7          13993.4           13795.5         13795.5         14538.1         15907.4
3/31/99          13786.8          14481.9           14267.3         14267.3         14839           16543.7
                 14922            15674.4           15425.3         15425.3         16225           17184
                 14812.6          15559.4           15310.9         15310.9         16046.5         16778.4
6/30/99          15181.9          15947.3           15682.6         15682.6         16511.9         17709.6
                 14580            15315.2           15053.6         15053.6         16028.1         17157.1
                 14101.3          14812.3           14538.9         14538.9         15433.5         17071.3
9/30/99          12952.4          13605.5           13352.4         13352.4         14894.8         16603.5
                 13732            14424.4           14138.6         14138.6         15752.8         17654.5
                 13540.6          14223.3           13938.5         13938.5         15629.9         18012.9
12/31/99         13363.4          14037.2           13452.6         13752.6         15704.9         19000


   A portfolio with fewer holdings may be subject to greater volatility than a portfolio with a greater number of holdings.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 1999

                                                                       AVERAGE ANNUAL
                                                      CLASS C       ----------------------
                                                       SINCE                      SINCE
                                          SIX        INCEPTION        ONE       INCEPTION
                                        MONTHS*      5/27/99*        YEAR        4/25/97
                                     ------------   ----------      ------    ------------
CLASS A**
With Sales Charge                      (16.13)%         n/a         (7.30)%       11.40%
Without Sales Charge                   (11.98)          n/a         (2.68)        13.46

CLASS B**
With CDSC+                             (16.69)          n/a         (8.24)        11.68
Without CDSC                           (12.31)          n/a         (3.41)        12.60

CLASS C**
With Sales Charge and CDSC             (14.05)       (10.66)%         n/a           n/a
Without Sales Charge and CDSC          (12.31)        (8.82)          n/a           n/a

CLASS D**
With 1% CDSC                           (13.18)          n/a         (4.38)          n/a
Without CDSC                           (12.31)          n/a         (3.41)        12.60

RUSSELL 1000 VALUE INDEX***             (4.89)        (2.13)+++      7.35         18.43++

S&P 500***                               7.70         13.68+++      21.04         27.40++


NET ASSET VALUE

             DECEMBER31, 1999   JUNE 30, 1999  DECEMBER 31, 1998
            -----------------   -------------  -----------------
CLASS A           $9.75            $11.10           $10.04
CLASS B            9.62             10.97             9.96
CLASS C            9.62             10.97              n/a
CLASS D            9.62             10.97             9.96


DIVIDEND AND CAPITAL GAIN (LOSS) INFORMATION
FOR THE YEAR ENDED DECEMBER 31, 1999

                 DIVIDEND                                   CAPITAL
                   PAID                                   GAIN (LOSS)
               ------------                             --------------
CLASS A           $0.02           UNDISTRIBUTED
                                     REALIZED              $0.360o
                                  UNREALIZED               (0.244)oo

Performance data quoted represent changes in price and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

----------------
  * Returns for periods of less than one year are not annualized.
 ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
*** The Russell 1000 Value Index and the S&P 500 are unmanaged benchmarks that assume investment of dividends and exclude the effect of fees and sales charges. Investors cannot invest directly in an index.
  + The CDSC is 5% for periods of one year or less, and 3% since inception.
 ++ From April 30, 1997.
+++ From May 31, 1999.
  o Represents net gain realized in November and December 1999, payable in 2000. oo Represents the per share amount of net unrealized depreciation of portfolio securities as of December 31, 1999.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
DECEMBER 31, 1999

                                                                                          PERCENT OF NET ASSETS
                                                                                          ---------------------
                                                                                              DECEMBER 31,
                                                                                          ---------------------
                                                  ISSUES       COST           VALUE         1999       1998
                                                  ------   -----------     -----------    --------   ----------
COMMON STOCKS:
  Aerospace ...................................     2      $ 9,451,682     $ 9,199,500       6.3       6.3
  Automotive and Related ......................     2        7,851,568      10,159,375       6.9       6.0
  Banking .....................................     3       16,851,685      14,331,737       9.7      10.8
  Chemicals ...................................     1        3,208,852       3,340,625       2.3        --
  Drugs and Health Care .......................     4       15,817,197      16,056,538       10.9      6.1
  Electric Utilities ..........................    --               --              --         --      3.2
  Energy ......................................     2        6,921,813       6,922,456       4.7       2.6
  Finance and Insurance .......................     6       31,435,826      30,837,013      21.0      15.0
  Food ........................................     3       12,151,671       7,423,300       5.0       2.1
  Household Products and Furnishings ..........     3       14,537,615      12,994,049       8.8      10.2
  Industrial Equipment ........................    --               --              --         --      3.1
  Medical Products and Technology .............     2        8,919,548      11,361,219       7.7       6.8
  Office Equipment ............................    --               --              --         --      3.4
  Packaging ...................................     1        6,703,829       4,054,350       2.8       2.3
  Paper and Forest Products ...................     2        7,583,048      11,776,250       8.0       6.6
  Retail Trade ................................     1        2,485,418       4,426,875       3.0       8.0
  Specialty Materials .........................    --               --              --        --       2.7
  Tobacco .....................................     1        6,521,449       3,842,169       2.6       4.1
                                                -----    ------------     ------------     -----     -----
                                                   33     150,441,201      146,725,456      99.7      99.3
SHORT-TERM HOLDING AND
  OTHER ASSETS LESS LIABILITIES ...............    --          411,814         411,814       0.3       0.7
                                                -----    ------------     ------------     -----     -----
NET ASSETS ....................................    33    $150,853,015     $147,137,270     100.0     100.0
                                                =====    ============     ============     =====     =====


LARGEST INDUSTRIES
DECEMBER 31, 1999

[Figures below represent chart in printed piece]

Finance and insurance                $30,837,013
Drugs and Health Care                $16,056,538
Banking                              $14,331,737
Household Products and Furnishings   $12,994,049
Paper and Forest Products            $11,776,250

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

                                               SHARES
                                      ------------------------
                                                    HOLDINGS
ADDITIONS                               INCREASE    12/31/99
---------                             ------------------------
Allstate ..........................      174,000     174,000
American Home Products ............       55,600      55,600
Bank of America ...................       12,284      78,864
Baxter International ..............       11,000      92,700
ConAgra ...........................       36,300      36,300
Dial ..............................       22,800     187,800
Dow Chemical ......................       25,000      25,000
El Paso Energy ....................       40,100      40,100
Safeway ...........................      102,500     102,500
Washington Mutual .................       27,150     167,650


                                               SHARES
                                      ------------------------
                                                    HOLDINGS
REDUCTIONS                            DECREASE      12/31/99
----------                            ------------------------
Bank of New York ..................    34,000        120,000
Citigroup .........................    15,100        110,000
Dominion Resources ................   101,000             --
General Electric ..................    45,000             --
Georgia-Pacific Group .............    20,000        110,000
Kimberly-Clark ....................    20,800         75,000
Raychem ...........................   155,000             --
Sears, Roebuck ....................   106,100             --
Tandy .............................    83,200         90,000
Xerox .............................    86,400             --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.


LARGEST PORTFOLIO HOLDINGS
DECEMBER 31, 1999

SECURITY                                        VALUE
--------                                    ------------
Champion International ..................    $6,193,750
Citigroup ...............................     6,111,875
Baxter International ....................     5,822,719
St. Paul Companies ......................     5,726,875
Georgia-Pacific Group ...................     5,582,500
Summit Bancorp ..........................     5,573,750
United Technologies .....................     5,564,000
Medtronic ...............................     5,538,500
Fannie Mae ..............................     5,382,113
Texaco ..................................     5,366,075

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

                                      SHARES         VALUE
                                    ---------      ---------
COMMON STOCKS  99.7%
AEROSPACE  6.3%
GOODRICH (B.F.)
   Manufacturer and supplier of
   systems and component parts
   for the aerospace industry        132,200      $ 3,635,500
UNITED TECHNOLOGIES
   Manufacturer of elevators, jet
   engines, flight systems, and
   automotive parts                   85,600        5,564,000
                                                  -----------
                                                    9,199,500
                                                  -----------
AUTOMOTIVE AND RELATED  6.9%
FORD MOTOR
   Manufacturer and distributor of
   automobiles, trucks, and
   related parts                      91,500        4,889,531
GENERAL MOTORS
   Manufacturer and distributor of
   automobiles, trucks, and
   related parts                      72,500        5,269,844
                                                  -----------
                                                   10,159,375
                                                  -----------
BANKING  9.7%
BANK OF AMERICA
   Commercial bank                    78,864        3,957,987
BANK OF NEW YORK
   Commercial bank                   120,000        4,800,000
SUMMIT BANCORP
   Operator of commercial banks      182,000        5,573,750
                                                  -----------
                                                   14,331,737
                                                  -----------
CHEMICALS  2.3%
DOW CHEMICAL
   Manufacturer and retailer of
   chemicals and plastic materials    25,000        3,340,625
                                                  -----------
DRUGS AND HEALTH CARE  10.9%
AMERICAN HOME PRODUCTS
   Developer and manufacturer
   of pharmaceuticals, food,
   and housewares                     55,600         2,192,725
BRISTOL-MYERS SQUIBB
   Developer and manufacturer
   of health and personal care
   products                           74,000        4,749,875
HUMANA*
   Provider of managed health
   care plans                        463,000        3,790,813
UNITED HEALTHCARE
   Health maintenance
   organization                      100,200        5,323,125
                                                  -----------
                                                   16,056,538
                                                  -----------
ENERGY  4.7%
EL PASO ENERGY
   Owner of natural gas
   pipeline system                    40,100      $ 1,556,381
TEXACO

   Explorer, producer, transporter,
   refiner, and marketer of natural
   gas, oil, and petroleum products   98,800        5,366,075
                                                  -----------
                                                    6,922,456
                                                  -----------
FINANCE AND INSURANCE  21.0%
ALLSTATE
   Insurance provider                174,000        4,176,000
AXA FINANCIAL
   Provider of financial services
   and insurance                     150,000        5,081,250
CITIGROUP
   Provider of diversified
   financial services                110,000        6,111,875
FANNIE MAE
   Provider of mortgage financing     86,200        5,382,113
ST. PAUL COMPANIES
   Property and casualty insurer     170,000        5,726,875
WASHINGTON MUTUAL
   Provider of financial services    167,650        4,358,900
                                                  -----------
                                                   30,837,013
                                                  -----------
FOOD  5.0%
CONAGRA
   Producer and manufacturer
   of prepared foods and
   agricultural products              36,300          819,019
DOLE FOOD
   Producer and marketer of
   fresh and packaged fruits
   and vegetables                    182,100        2,959,125
SAFEWAY*
   Food retailer                     102,500        3,645,156
                                                  -----------
                                                    7,423,300
                                                  -----------
HOUSEHOLD PRODUCTS AND
   FURNISHINGS  8.8%
ARMSTRONG WORLD INDUSTRIES
   Manufacturer and marketer of
   interior furnishings              105,900        3,534,412
DIAL
   Manufacturer and marketer of
   personal care, household, and
   laundry products                  187,800        4,565,887
KIMBERLY-CLARK
   Manufacturer of consumer paper
   products; newsprint                75,000        4,893,750
                                                  -----------
                                                   12,994,049
                                                  -----------

---------------
See footnotes on page 9.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

                                      SHARES         VALUE
                                    ---------      ---------
MEDICAL PRODUCTS
   AND TECHNOLOGY  7.7%
BAXTER INTERNATIONAL
   Manufacturer and distributor of
   hospital and laboratory products   92,700      $ 5,822,719
MEDTRONIC
   Manufacturer of pacemakers and
   related cardiovascular products   152,000        5,538,500
                                                 ------------
                                                   11,361,219
                                                 ------------
PACKAGING  2.8%
CROWN CORK & SEAL
   Manufacturer of packaging
   products                          181,200        4,054,350
                                                 ------------
PAPER AND
   FOREST PRODUCTS  8.0%
CHAMPION INTERNATIONAL
   Manufacturer of paper
   products                          100,000        6,193,750
GEORGIA-PACIFIC GROUP
   Manufacturer of building
   products and paper                110,000        5,582,500
                                                 ------------
                                                   11,776,250
                                                 ------------
RETAIL TRADE  3.0%
TANDY
   Retailer of consumer
   electronic products                90,000     $  4,426,875
                                                 ------------
TOBACCO  2.6%
PHILIP MORRIS
   Manufacturer of tobacco
   products, food, and beverages     165,700        3,842,169
                                                 ------------
TOTAL INVESTMENTS  99.7%
  (Cost $150,441,201)                             146,725,456
OTHER ASSETS
  LESS LIABILITIES  0.3%                              411,814
                                                 ------------
NET ASSETS  100.0%                               $147,137,270
                                                 ============



----------------
* Non-income producing security.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS:
Investments, at value:
  Common stocks (cost $150,441,201) ...........................    $146,725,456
Receivable for securities sold ................................       2,005,940
Receivable for Capital Stock sold .............................         982,194
Receivable for dividends and interest .........................         329,293
Expenses prepaid to shareholder service agent .................          43,769
Deferred organization expenses ................................           6,012
Other .........................................................           7,515
                                                                  -------------
TOTAL ASSETS ..................................................     150,100,179
                                                                  -------------
LIABILITIES:
Payable for Capital Stock repurchased .........................       1,394,053
Payable for securities purchased ..............................         766,402
Bank Overdraft ................................................         491,051
Accrued expenses and other ....................................         311,403
                                                                  -------------
TOTAL LIABILITIES .............................................       2,962,909
                                                                  -------------
NET ASSETS ....................................................    $147,137,270
                                                                  =============
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.001 par value; 1,000,000,000
  shares authorized; 15,234,141 shares outstanding):
  Class A .....................................................       $   4,788
  Class B .....................................................           5,920
  Class C .....................................................             953
  Class D .....................................................           3,573
Additional paid-in capital ....................................     145,352,401
Dividends in excess of net investment income ..................          (1,971)
Undistributed net realized gain ...............................       5,487,351
Net unrealized depreciation of investments ....................      (3,715,745)
                                                                  -------------
NET ASSETS ....................................................    $147,137,270
                                                                  =============
NET ASSET VALUE PER SHARE:
CLASS A ($46,687,290 / 4,788,270 shares) ......................           $9.75
                                                                        =======
CLASS B ($56,925,901 / 5,919,961 shares) ......................           $9.62
                                                                        =======
CLASS C ($9,169,401 / 953,283 shares) .........................           $9.62
                                                                        =======
CLASS D ($34,354,678 / 3,572,627 shares) ......................           $9.62
                                                                        =======

---------------------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999


INVESTMENT INCOME:
Dividends ..........................................................     $ 3,270,397
Interest ...........................................................          31,819
                                                                        ------------
TOTAL INVESTMENT INCOME .............................................................        $ 3,302,216
EXPENSES:
Management fee .....................................................       1,303,424
Distribution and service fees ......................................       1,234,583
Shareholder account services .......................................         447,566
Registration .......................................................         102,510
Shareholder reports and communications .............................          83,218
Auditing and legal fees ............................................          52,162
Custody and related services .......................................          33,967
Directors' fees and expenses .......................................           7,060
Amortization of deferred organization expenses .....................           2,577
Miscellaneous ......................................................           7,131
                                                                        ------------
TOTAL EXPENSES ......................................................................          3,274,198
                                                                                            ------------
NET INVESTMENT INCOME ...............................................................             28,018
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments ...................................       6,452,825
Net change in unrealized appreciation of investments ...............     (13,691,104)
                                                                        ------------
NET LOSS ON INVESTMENTS .............................................................         (7,238,279)
                                                                                            ------------
DECREASE IN NET ASSETS FROM OPERATIONS ..............................................        $(7,210,261)
                                                                                            ============

------------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                YEAR ENDED DECEMBER31,
                                                                          --------------------------------
                                                                                1999             1998
                                                                          ---------------  ---------------
OPERATIONS:
Net investment income ................................................     $     28,018     $    166,821
Net realized gain (loss) on investments ..............................        6,452,825         (600,348)
Net change in unrealized appreciation of investments .................      (13,691,104)       6,792,088
                                                                          -------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ....................       (7,210,261)       6,358,561
                                                                          -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ...........................................................         (101,333)        (192,895)
Net realized gain on investments:
   Class A ...........................................................               --         (282,285)
   Class B ...........................................................               --         (326,267)
   Class D ...........................................................               --         (219,836)
                                                                          -------------    -------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ............................         (101,333)      (1,021,283)
                                                                          -------------    -------------
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sales of shares ....................................       53,939,402       78,687,815
Investment of dividends ..............................................           79,424          171,043
Exchanged from associated Funds ......................................       48,640,044       55,824,065
Value of shares issued in payment of gain distributions ..............            --             758,184
                                                                          -------------    -------------
Total ................................................................      102,658,870      135,441,107
                                                                          -------------    -------------
Cost of shares repurchased ...........................................      (50,259,226)     (19,032,005)
Exchanged into associated Funds ......................................      (46,475,521)     (24,208,824)
                                                                          -------------    -------------
Total ................................................................      (96,734,747)     (43,240,829)
                                                                          -------------    -------------
INCREASE IN NET ASSETS FROM CAPITAL
   SHARE TRANSACTIONS ................................................        5,924,123       92,200,278
                                                                          -------------    -------------
INCREASE (DECREASE) IN NET ASSETS ....................................       (1,387,471)      97,537,556
NET ASSETS:
Beginning of year ....................................................      148,524,741       50,987,185
                                                                          -------------    -------------
END OF YEAR (including dividends in excess of
  net investment income of $1,971 and $1,108, respectively) ..........     $147,137,270     $148,524,741
                                                                          =============    =============


------------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Large-Cap Value Fund (the "Fund"), a series of Seligman Value Fund Series, Inc., offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- Investments in common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

B. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT

   INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

D. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 1999, distribution and service fees were the only class-specific expenses.

E. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

F. ORGANIZATION EXPENSES -- Deferred organization expenses are being amortized on a straight-line basis over a period of 60 months beginning with the commencement of operations of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended

NOTES TO FINANCIAL STATEMENTS

December 31, 1999, amounted to $56,149,640 and $49,646,540, respectively.

   At December 31, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $22,598,907 and $26,314,652, respectively.

4. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 1,000,000,000 shares of $0.001 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

                                    YEAR ENDED DECEMBER 31,
                       --------------------------------------------------
                                 1999                      1998
                       --------------------------------------------------
CLASS A                   SHARES       AMOUNT       SHARES       AMOUNT
                       -----------  -----------  -----------  -----------
Net proceeds from
  sales of shares       2,208,221  $22,885,052    2,732,752  $26,848,150
Investment of
  dividends                 8,343       79,424       17,633      171,043
Exchanged from
  associated Funds      2,028,736   21,548,929    2,456,260   24,149,943
Shares issued in
  payment of gain
  distributions                --           --       26,432      260,093
                      -----------  -----------  -----------  -----------
Total                   4,245,300   44,513,405    5,233,077   51,429,229
                      ===========  ===========  ===========  ===========
Cost of shares
  repurchased          (2,300,463) (23,308,844)  (1,351,175) (12,554,489)
Exchanged into
  associated Funds     (2,065,973) (21,730,957)  (1,580,952) (15,313,160)
                      -----------  -----------  -----------  -----------
Total                  (4,366,436) (45,039,801)  (2,932,127) (27,867,649)
                      -----------  -----------  -----------  -----------
Increase (Decrease)      (121,136) $  (526,396)   2,300,950  $23,561,580
                      ===========  ===========  ===========  ===========


CLASS B                   SHARES       AMOUNT       SHARES       AMOUNT
                       -----------  -----------  -----------  -----------
Net proceeds from
  sales of shares       1,268,061  $13,156,045    3,343,264  $33,045,799
Exchanged from
  associated Funds      1,356,651   13,895,548    1,184,929   11,389,752
Shares issued in
  payment of gain
  distributions                --           --       29,903      290,656
                      -----------  -----------  -----------  -----------
Total                   2,624,712   27,051,593    4,558,096   44,726,207
                      -----------  -----------  -----------  -----------
Cost of shares

  repurchased          (1,014,140) (10,216,704)    (357,377)  (3,440,426)
Exchanged into
  associated Funds     (1,350,006) (13,368,518)    (413,592)  (3,869,171)
                      -----------  -----------  -----------  -----------
Total                  (2,364,146) (23,585,222)    (770,969)  (7,309,597)
                      -----------  -----------  -----------  -----------
Increase                  260,566  $ 3,466,371    3,787,127  $37,416,610
                      ===========  ===========  ===========  ===========


                               MAY 27, 1999*
                           TO DECEMBER 31, 1999
                       ---------------------------
CLASS C                    SHARES        AMOUNT
                       ---------------------------
Net proceeds from
  sales of shares         1,071,840   $10,941,521
Exchanged from
  associated Funds           46,235       458,594
                         ----------   -----------
Total                     1,118,075    11,400,115
                         ----------   -----------
Cost of shares
  repurchased               (38,031)     (364,110)
Exchanged into
  associated Funds         (126,761)   (1,254,840)
                         ----------   -----------
Total                       (164,792)  (1,618,950)
                         ----------   -----------
Increase                    953,283   $ 9,781,165
                         ==========   ===========

* Commencement of offering of shares.

                                    YEAR ENDED DECEMBER 31,
                       --------------------------------------------------
                                 1999                      1998
                       --------------------------------------------------
CLASS D                   SHARES       AMOUNT       SHARES       AMOUNT
                       -----------  -----------  -----------  -----------
Net proceeds from
  sales of shares         688,314  $ 6,956,783    1,904,014  $18,793,866
Exchanged from
  associated Funds1,      268,140   12,736,973    2,084,910   20,284,370
Shares issued in
  payment of gain
  distributions                --           --       21,341      207,435
                      -----------  -----------  -----------  -----------
Total                   1,956,454   19,693,756    4,010,265   39,285,671
                      -----------  -----------  -----------  -----------
Cost of shares
  repurchased          (1,653,026) (16,369,568)    (318,189)  (3,037,090)
Exchanged into
  associated Funds     (1,038,547) (10,121,206)    (530,094)  (5,026,493)
                      -----------  -----------  -----------  -----------
Total                  (2,691,573) (26,490,774)    (848,283)  (8,063,583)
                      -----------  -----------  -----------  -----------
Increase (Decrease)      (735,119) $(6,797,018)   3,161,982  $31,222,088
                      ===========  ===========  ===========  ===========


5. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS-- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.80% per annum of the Fund's average daily net assets.

   The Distributor, agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $34,003 from sales of Class A shares. Commissions of $257,418 and $96,255 were paid to dealers for sales of Class A and Class C shares, respectively.

NOTES TO FINANCIAL STATEMENTS

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1999, fees incurred under the Plan aggregated $130,350, or 0.25% per annum of the average daily net assets of Class A shares.

   Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the year ended December 31, 1999, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, ClassC, and Class D shares, amounted to $614,698, $27,702, and $461,833, respectively.

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 1999, such charges amounted to $39,625.

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate of such payments retained by the Distributor, for the year ended December 31, 1999, amounted to $18,643.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 1999, Seligman Services, Inc. received commissions of $466 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $14,754, pursuant to the Plan.

   Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $447,566 for shareholder account services.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 1999, of $1,971 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $750 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2000, but is renewable annually with the consent of the participating banks. For the year ended December 31, 1999, the Fund did not borrow from the credit facility.

FINANCIAL HIGHLIGHTS

The tables below are intended to help you understand each Class's financial performance from its inception. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                    CLASS A                                CLASS B
                                                    -------------------------------------  ---------------------------------------
                                                     YEAR ENDED DECEMBER 31,    4/25/97*    YEAR ENDED DECEMBER 31,     4/25/97*
                                                    -------------------------      TO      --------------------------      TO
                                                        1999         1998       12/31/97      1999            1998      12/31/97
                                                    ------------  -----------  ----------  --------------  ----------  -----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ..............    $10.04       $ 9.09         $7.14      $ 9.96         $9.04        $7.14
                                                    ---------    ---------       -------   ---------       -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ......................      0.05         0.06          0.03       (0.02)        (0.02)       (0.01)
Net realized and unrealized gain (loss)
  on investments ..................................     (0.32)        0.99          2.06       (0.32)         1.00         2.04
                                                    ---------    ---------       -------   ---------       -------      -------
TOTAL FROM INVESTMENT OPERATIONS ..................     (0.27)        1.05          2.09       (0.34)         0.98         2.03
                                                    ---------    ---------       -------   ---------       -------      -------
LESS DISTRIBUTIONS:
Dividends from net investment income ..............     (0.02)       (0.04)        (0.01)         --            --           --
Distributions from net realized capital gains .....        --        (0.06)        (0.13)         --         (0.06)       (0.13)
                                                    ---------    ---------       -------   ---------       -------      -------
TOTAL DISTRIBUTIONS ...............................     (0.02)       (0.10)        (0.14)         --         (0.06)       (0.13)
                                                    ---------    ---------       -------   ---------       -------      -------
NET ASSET VALUE, END OF PERIOD ....................     $9.75       $10.04         $9.09       $9.62         $9.96        $9.04
                                                    =========    =========       =======   =========       =======      =======
TOTAL RETURN: .....................................     (2.68)%      11.57%        29.28%      (3.41)%       10.85%       28.46%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ..........     $46,687     $49,297       $23,699      $56,926      $56,342      $16,930
Ratio of expenses to average net assets ...........       1.50%       1.50%         1.47%+       2.25%        2.25%        2.25%+
Ratio of net income (loss) to average net assets...       0.53%       0.61%         0.58%+     (0.22)%      (0.14)%      (0.20)%+
Portfolio turnover rate ...........................      30.97%      10.44%        38.74%       30.97%       10.44%       38.74%
Without management fee waiver:**
Ratio of expenses to average net assets ...........                                 2.07%+                                 2.85%+
Ratio of net income (loss) to average net assets...                               (0.02)%+                               (0.80)%+


------------------
See footnotes on page 17.

FINANCIAL HIGHLIGHTS

                                                       CLASS C                        CLASS D
                                                    ------------     ----------------------------------------
                                                      5/27/990                                     4/25/97*
                                                         TO            YEAR ENDED DECEMBER 31,        TO
                                                                     --------------------------
                                                      12/31/99           1999          1998        12/31/97
                                                    ------------      -----------  ------------  ------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ..............    $10.55           $ 9.96         $9.04         $7.14
                                                    ---------         ---------      -------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ...............................     (0.01)           (0.02)        (0.02)        (0.01)
Net realized and unrealized gain (loss)
  on investments ..................................     (0.92)           (0.32)         1.00          2.04
                                                    ---------         ---------      -------      --------
TOTAL FROM INVESTMENT OPERATIONS ..................     (0.93)           (0.34)         0.98          2.03
                                                    ---------         ---------      -------      --------
LESS DISTRIBUTIONS:
Distributions from net realized capital gains .....       --                --         (0.06)        (0.13)
                                                    ---------         ---------      -------      --------
TOTAL DISTRIBUTIONS ...............................       --                --         (0.06)        (0.13)
                                                    ---------         ---------      -------      --------
NET ASSET VALUE, END OF PERIOD ....................     $9.62            $9.62         $9.96         $9.04
                                                    =========         =========      =======      ========
TOTAL RETURN: .....................................     (8.82)%          (3.41)%       10.85%        28.46%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ..........      $9,169          $34,355      $42,886       $10,358
Ratio of expenses to average net assets ...........       2.36%+           2.25%        2.25%         2.25%+
Ratio of net income (loss) to average net assets ..     (0.23)%+         (0.22)%      (0.14)%       (0.20)%+
Portfolio turnover rate ...........................      30.97%++         30.97%       10.44%        38.74%
Without management fee waiver:**
Ratio of expenses to average net assets ...........                                                   2.85%+
Ratio of net income (loss) to average net assets ..                                                 (0.80)%+


----------------
 * Commencement of operations.
** The Manager, at its discretion, waived a portion of its fees for certain of the periods presented.
 o Commencement of offering of shares.
 + Annualized.
++ For the year ended December 31, 1999.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN LARGE-CAP VALUE FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Large-Cap Value Fund as of December 31, 1999, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Large-Cap Value Fund as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
February 11, 2000

BOARD OF DIRECTORS

JOHN R. GALVIN 2, 4
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
DIRECTOR, New York Presbyterian Hospital

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT

PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

DIRECTOR EMERITUS

FRED E. BROWN
DIRECTOR AND CONSULTANT,
   J. &W. Seligman &Co. Incorporated

----------------
Member: 1 Executive Committee
        2 Audit Committee
        3 Director Nominating Committee
        4 Board Operations Committee

EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

NEIL T. EIGEN
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY


FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

IMPORTANT TELEPHONE NUMBERS

(800) 221-2450    Shareholder Services
(800) 445-1777    Retirement Plan Services
(212) 682-7600    Outside the United States
(800) 622-4597    24-Hour Automated Telephone Access Service

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

--------------------
Adapted from the Investment Company Institute's 1999 MUTUAL FUND FACT BOOK.

    This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Large-Cap Value Fund, which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.


                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF

                                 [LOGO OMITTED]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017


EQVLC2  12/99                        [GRAPHIC OMITTED] Printed on Recycled Paper